                                                                   EXHIBIT 10.41



                      AMENDMENT NO. 3 TO CREDIT AGREEMENT

                 AMENDMENT dated as of April 6, 1994 among BEVERLY CALIFORNIA CORPORATION, a California corporation (the "Borrower"), BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Guarantor"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Issuing Bank (the "Issuing Bank"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :


                 WHEREAS, the Borrower, the Guarantor, the Banks, the Issuing Bank and the Agent have heretofore entered into a Credit Agreement dated as of March 1, 1993 (as amended, the "Credit Agreement"); and

                 WHEREAS, the Borrower, the Guarantor, the Banks, the Issuing Bank and the Agent desire to amend the Credit Agreement as hereinafter provided;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

                 SECTION 2. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by deleting, from the second line of the definition of "Security Documents" contained therein, the expression "and the Mortgages".

                 SECTION 3. Amendment to Section 2.06(b) of the Credit Agreement. Section 2.06(b) of the Credit Agreement is hereby amended by replacing the expression "1-1/4%" contained in the definition of "Margin" included therein with the expression "1-3/8%".

                 SECTION 4. Amendment to Section 2.07(f) of the Credit Agreement. Section 2.07(f) of the Credit Agreement is hereby amended by:

                 (i) replacing the expressing "1-1/2%" on the seventh line thereof with the expression "1-5/8%"; and

                 (ii) replacing the expression "1-1/4%" on the eleventh line thereof with the expression "1-3/8%".

                 SECTION 5. Amendment to Article V of the Credit Agreement. Article V of the Credit Agreement is hereby amended by deleting in its entirety Section 5.08 thereof.

                 SECTION 6. Amendment to Section 6.01(n) of the Credit Agreement. Section 6.01(n) of the Credit Agreement is hereby amended by

                 (a) adding, following the word "no" on the seventh line thereof, the word "other";

                 (b) adding a semicolon following the word "Liens" on the seventh line thereof; and

                 (c)      deleting all of such Section following such word
         "Liens".

                 SECTION 7. Amendment of Schedule I to the Pledge Agreement. Schedule I to the Pledge Agreement is hereby amended by replacing such Schedule I in its entirety by Exhibit A hereto.

                 SECTION 8. Termination and Release of Mortgages. Each Bank hereby consents to the termination of each Mortgage and the release of all Liens created thereunder. In furtherance thereof, each Bank hereby consents to the execution and delivery by the Agent and any Trustee under any Mortgage to the Grantor under such Mortgage, at the expense of the Borrower, of such documents as the Borrower or such Grantor shall reasonably request to evidence the termination of such Mortgage and the release of the Liens created thereunder.

                 SECTION 9. Release of certain Collateral under the Pledge Agreement. (a) each Bank hereby consents to the release from the Liens created under the Pledge Agreement, of all Subsidiary Shares (as defined in the Pledge Agreement) other than Subsidiary Shares issued by Pharmacy.

                 (b) Each Bank hereby consents to the delivery by the Agent to the Obligors of all certificates in the possession of the Agent evidencing Subsidiary Shares owned by the Obligors (other than Subsidiary Shares issued by Pharmacy).

                 (c) Each Bank hereby consents to the execution and delivery by the Agent to the applicable Obligors, at the expense of the Borrower, of such documents as the Borrower or any applicable Obligor shall reasonably request to evidence the release of the Subsidiary Shares (other than the Subsidiary Shares issued by Pharmacy) from the Liens created under the Pledge Agreement.

                 SECTION 10. Representations and Warranties. (a) The Borrower and the Guarantor hereby represent and warrant that each of the representations and warranties made by them in the Financing Documents are true in all material respects on and as of the date hereof.

                 (b) The Borrower and the Guarantor hereby represent and warrant that no Default has occurred and is continuing as of the date hereof.

                 SECTION 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 12. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 (b) This Amendment shall become effective on and as of the date (the "Amendment Effective Date") (which date may not be later than June 15, 1994) upon which the Agent shall have received:

                 (i) duly executed counterparts hereof signed by the Borrower, the Guarantor, each Subsidiary Guarantor, the Issuing Bank, the Agent and each of the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

                 (ii) evidence satisfactory to the Required Banks that neither (A) the ratio of (x) the appraised value (determined on the basis of (x) for any portion of such Collateral as to which the Borrower and its Subsidiaries shall not have received more recent appraisals, the appraisals used in connection with the closing of the LTCB Credit Agreement and (y) for any portion of such Collateral as to which the Borrower or any of its Subsidiaries shall have received more recent appraisals, the most recent appraisals thereof so received) of the Collateral (as defined in the LTCB Credit Agreement) existing on the Amendment Effective Date to (y) the aggregate principal amount of Debt outstanding under the LTCB Credit Agreement on the Amendment Effective Date nor (B) the ratio of (x) the appraised value (determined on the basis of (x) for any portion of such Collateral as to which the Borrower and its Subsidiaries shall not have received more recent appraisals, the appraisals used in connection with the closing of the Nippon Credit Agreement and (y) for any portion of such Collateral as to which the Borrower or any of its Subsidiaries shall have received more recent appraisals, the most recent appraisals thereof so received) of the Collateral (as defined in the Nippon Credit Agreement) existing on the Amendment Effective Date to (y) the aggregate principal amount of Debt outstanding under the Nippon Credit Agreement on the Amendment Effective Date, is greater than 1.25:100.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                 BORROWER

                                 BEVERLY CALIFORNIA CORPORATION


                                 By: /s/ SCHUYLER HOLLINGSWORTH, JR.
                                     Title: Senior Vice President and Treasurer



                                 GUARANTOR

                                 BEVERLY ENTERPRISES, INC.


                                 By: /s/ SCHUYLER HOLLINGSWORTH, JR.
                                     Title



                                 BANKS

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK


                                 By: /s/ MICHAEL C. MAUER
                                     Title: Vice President



                                 THE BANK OF NEW YORK


                                 By: /s/ LISA A. BROWN
                                     Title: Vice President


                                 CHEMICAL BANK


                                 By: /s/ WILLIAM J. CAGGIANO
                                     Title: Managing Director

                                 NATIONSBANK OF TEXAS, N.A.


                                 By: /s/ BIANCA HEMMEN
                                     Title: Vice President



                                 BHF - BANK
                                   BERLINER HANDELS UND
                                   FRANKFURTER BANK


                                 By: /s/ ROBERT SUEHNHOLZ
                                     Title: Senior Vice President


                                 By: /s/ PETER J. BECKER
                                     Title: Assistant Vice President



                                 BANK OF HAWAII


                                 By: /s/ JOSEPH T. DONALDSON
                                     Title: Vice President



                                 PNC BANK, NATIONAL ASSOCIATION


                                 By: /s/ STEPHEN V. PROSTOR
                                     Title: Assistant Vice President



                                 THE LONG TERM CREDIT BANK OF
                                   JAPAN LTD.,
                                   LOS ANGELES AGENCY


                                 By: /s/ Y. KAMISAWA
                                     Title: Deputy General Manager

                                        ISSUING BANK


                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Issuing Bank


                                        By: /s/ MICHAEL C. MAUER
                                        Title: Vice President


                                        AGENT

                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Agent



                                        By: /s/ MICHAEL C. MAUER
                                        Title: Vice President

Consented and Agreed to as of
the Amendment Effective Date:

SUBSIDIARY GUARANTORS

AGI-Camelot, Inc.
AGI-McDonald County Health Care, Inc.
AHP, Inc.
Associated Healthcare Professionals, Inc.
Beverly Enterprises - Alabama, Inc.
Beverly Enterprises - Arizona, Inc.
Beverly Enterprises - California, Inc.
Beverly Enterprises - Colorado, Inc.
Beverly Enterprises - California, Inc.
Beverly Enterprises - Connecticut, Inc.
Beverly Enterprises - Florida, Inc.
Beverly Enterprises - Garden Terrace, Inc.
Beverly Enterprises - Georgia, Inc.
Beverly Enterprises - Hawaii, Inc.
Beverly Enterprises - Idaho, Inc.
Beverly Enterprises - Illinois, Inc.
Beverly Enterprises - Indiana, Inc.
Beverly Enterprises - Kansas, Inc.
Beverly Enterprises - Kentucky, Inc.
Beverly Enterprises - Louisiana, Inc.
Beverly Enterprises - Maryland, Inc.
Beverly Enterprises - Massachusetts, Inc.
Beverly Enterprises - Michigan, Inc.
Beverly Enterprises - Minnesota, Inc.

Beverly Enterprises - Mississippi, Inc.
Beverly Enterprises - Missouri, Inc.
Beverly Enterprises - Nebraska, Inc.
Beverly Enterprises - New Jersey, Inc.
Beverly Enterprises - North Carolina, Inc.
Beverly Enterprises - Ohio, Inc.
Beverly Enterprises - Oregon, Inc.
Beverly Enterprises - Pennsylvania, Inc.
Beverly Enterprises - South Carolina, Inc.
Beverly Enterprises - Tennessee, Inc.
Beverly Enterprises - Texas, Inc.
Beverly Enterprises - Utah, Inc.
Beverly Enterprises - Virginia, Inc.
Beverly Enterprises - Washington, Inc.
Beverly Enterprises - West Virginia, Inc.
Beverly Enterprises - Wisconsin, Inc.
Beverly Enterprises Japan Limited
Beverly Indemnity Limited
Beverly Manor Inc. of Hawaii
Beverly Savana Cay Manor, Inc.
Columbia-Valley Nursing Home, Inc.
Commercial Management, Inc.
Computran Systems, Inc.
Continental Care Centers of
Council Bluffs, Inc.
Forest City Building Ltd.
Hallmark Convalescent Homes, Inc.
Hospital Facilities Corporation
Home Medical Systems, Inc.
Kenwood View Nursing Home, Inc.
Liberty Nursing Homes, Incorporated
Medical Arts Health Facility of
Lawrenceville, Inc.
Moderncare of Lumberton, Inc.
Nebraska City S-C-H, Inc.
Nursing Home Operators, Inc.
Petersen Health Care, Inc.
Pharmacy Corporation of America
Salem No. 1, Inc.
South Alabama Nursing Home, Inc.
South Dakota - Beverly Enterprises, Inc.
Taylor County Health Facility, Incorporated
Vantage Healthcare Corporation
North Shore Rehab. Association, Inc.

All by  /s/ SCHUYLER HOLLINGSWORTH, JR.
        Title:

                                                                       EXHIBIT A


                    Number of           Number of
                   Authorized             Issued                                Percent
Name of             (Common)             (Common)             Name of           Owned by
Subsidiary           Shares               Shares              Holder             Holder
- ----------           ------               ------              ------             ------
Pharmacy             1,000                 1,000              Beverly             100%
Corporation                                                 California
of America                                                  Corporation